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                                                                  EXHIBIT 10.12
                        1995 AMENDMENT TO GROUND LEASE
                    (759 NORTH ECKHOFF, ORANGE, CALIFORNIA)
                    ---------------------------------------

     THIS 1995 AMENDMENT TO GROUND LEASE ("AMENDMENT") is made as of the 11TH
                                           ---------
day of January, 1996, by and among WALTER B. REINHOLD, G. J. BECKER and RUTH M. BECKER, Trustees of THE G. J. BECKER FAMILY TRUST, dated July 6, 1981, HOWARD PERRY LORENZ, as Executor of THE ESTATE OF CHARLOTTE LORENZ, deceased, B. REINHOLD, JR. and MARY E. REINHOLD, Trustees of THE REINHOLD TRUST dated August 28, 1989, HOWARD PERRY LORENZ, as Trustee of THE CHARLOTTE L. TEDHAMS IRREVOCABLE TRUST Under Indenture dated March 1, 1982, and LEO J. PIRCHER (as and collectively hereinafter called "LESSORS"), and VARCO INTERNATIONAL, INC., a
                                     -------
California corporation (as and hereinafter called "LESSEE").
                                                   ------

                            WITNESSETH THAT WHEREAS

     A. Lessors are the lessors under that certain ground lease captioned "GROUND LEASE", dated as of March 7, 1975, between W.B. Reinhold, B. Reinhold,
 ------------
Jr., Charlotte Lorenz, G.J. Becker and Ruth M. Becker and Leo J. Pircher and Phyllis M. Pircher, as lessors, and Lessee, as lessee, as amended by amendments dated as of May 1, 1975, January 1, 1982, January 1, 1984, February 8, 1985 and April 12, 1985 (as amended prior to the date hereof, the "GROUND LEASE"). The
                                                          ------------
real property subject to the Ground Lease (referred to in the Ground Lease, and hereinafter called, "SAID PREMISES") is more particularly described in Exhibit
                     -------------
"A", hereunto annexed and made a part hereof and prior to the conveyance described in paragraph 1 hereof, comprised approximately 8.845 acres. Said Premises are improved with a facility used by Lessee primarily for manufacturing purposes.

     B. Lessors (other than B. Reinhold Jr. and Mary E. Reinhold and Howard Perry Lorenz as Trustee of the Charlotte L. Tedhams Irrevocable Trust) are also the lessors (together with Baldwin Terry Reinhold and Carol Anne Reinhold as Trustees of the Reinhold Family Trust dated August 9, 1993) under that certain Lease ("ADJOINING PROPERTY LEASE") captioned
        ------------------------

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     "STANDARD INDUSTRIAL LEASE - NET" dated September 29, 1988 between Alfred
F. DeLeo, Charlotte R. Lorenz and The G.J. Becker Family Trust, as lessors, and Lessee, as lessee. The real property subject to the Adjoining Property Lease ("ADJOINING PROPERTY") adjoins Said Premises and is described in Exhibit "B",
  ------------------
hereunto annexed and made a part hereof. The Adjoining Property is improved with an office building used primarily as the home office of Lessee.

     C. Lessee has advised Lessors that it desires to expand the improvements on the Adjoining Property by the addition of approximately 10,000 square feet of space; that, however, in order to accomplish such expansion, it will be necessary to place a portion of the added improvements on Said Premises and, in addition, to use a portion of Said Premises for parking and other uses associated with the office building; that accordingly, Lessee desires that a portion of Said Premises be added to the premises subject to the Adjoining Property Lease.

     D. Lessors have advised Lessee that they are agreeable to adding a portion of Said Premises to the Adjoining Property Lease as aforesaid, provided Lessee obtains all required governmental approvals associated therewith (including, but not limited to, the approval of the City of Orange, California to a lot line adjustment) and agrees, in addition, to certain amendments to the Ground Lease as hereinafter set out. Lessee has advised Lessors that it has obtained all such governmental approvals and that it is agreeable to such amendments.

     NOW THEREFORE, in consideration of the premises and the respective undertaking of the parties hereinafter set forth, it is hereby agreed as follows:

     1. Premises subject to Ground Lease. Concurrently with the execution
        --------------------------------
hereof, Lessee and the lessors of the Adjoining Property Lease are amending the Adjoining Property Lease to, among other things, add approximately .5 acre of Said Premises to the Adjoining Property (the portion of Said Premises so added will be herein called "TRANSFERRED PROPERTY"). As of the date hereof, the Ground
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Lease shall be terminated with respect only to the Transferred Property and Said
Premises shall be the real property described in said Exhibit "A" except for

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the Transferred Property. After the conveyance of the Transferred Property as aforesaid, the legal description of Said Premises shall be as set forth in Exhibit "C", hereunto annexed and made a part hereof.

     2. Continuation of Lessors' Rights. Notwithstanding the termination of the
        -------------------------------
Ground Lease with respect thereto, Lessors' rights and interests under the Ground Lease from and after the date hereof shall remain the same as if the Transferred Property had not been added to the Adjoining Property Lease as aforesaid, but, instead, had remained subject to the Ground Lease for the entire remaining term of the same. Accordingly, and without limitation on the foregoing: (a) the rental payable under the Ground Lease shall not be reduced now or in the future as a result of the reduction of the real property subject to the Ground Lease resulting from the termination of the Ground Lease with respect to the Transferred Property; and therefore, each Rental Adjustment pursuant to paragraph 2 of the Ground Lease made after the date hereof shall be calculated as though the Transferred Property were still subject to the Ground Lease (and thus in determining each such Rental Adjustment, the fair rental value of the said Premises shall be deemed to be the fair rental value of the real property described in Exhibit "A" hereof, undiminished by the Transferred Property); and (b) in the event of any purchase of said Premises by Lessee from Lessors pursuant to the Ground Lease, the real property purchased shall not include the Transferred Property, but, nevertheless, the purchase price of the real property so purchased shall be determined as if said Premises included the Transferred Property, and, therefore, such purchase price shall include the value of the Transferred Property.

     3. Counterparts. This Agreement may be executed in two or more
        ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     4. Successors and Assigns. This Agreement shall be binding upon and inure
        ----------------------
to the benefit of the parties hereto and their respective heirs, successors and assigns. As modified herein, the terms and provisions of the Ground Lease are hereby ratified and confirmed in their entirety.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                                  LESSORS:
                                  -------

                                  /S/ WALTER B. REINHOLD
                                  ----------------------
                                  WALTER B. REINHOLD


                                  THE G. J. BECKER FAMILY TRUST


                                  By /S/ G.J. BECKER
                                     ---------------
                                    G. J. Becker, Trustee


                                  By /S/ RUTH M. BECKER
                                     ------------------
                                    Ruth M. Becker, Trustee


                                  THE ESTATE OF CHARLOTTE LORENZ


                                  By /S/ HOWARD PERRY LORENZ
                                     -----------------------
                                    Howard Perry Lorenz, Executor


                                  THE REINHOLD TRUST
                                  dated August 28, 1989


                                  By: /S/ BALDWIN REINHOLD, JR.
                                      -------------------------
                                     Baldwin Reinhold, Jr., Trustee


                                  By: /S/ MARY E. REINHOLD
                                      --------------------
                                     Mary E. Reinhold, Trustee

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                                  THE CHARLOTTE L. TEDHAMS IRREVOCABLE
                                  TRUST dated March 1, 1982


                                  By: /S/ HOWARD PERRY LORENZ
                                      -----------------------
                                     Howard Perry Lorenz, Trustee


                                  /S/ LEO J. PIRCHER
                                  ------------------
                                  LEO J. PIRCHER



                                  LESSEE:
                                  ------

                                  VARCO INTERNATIONAL, INC., a California
                                  corporation


                                  By:   /S/ R.A. KERTSON
                                        ----------------
                                  Its:  Vice President

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                                                                     Exhibit "A"
                                  DESCRIPTION


THAT PORTION OF LOTS 5 AND 6 OF THE GLASSELL AND CHAPMAN TRACT, IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP RECORDED IN BOOK 5, PAGE 408 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, CALIFORNIA, TOGETHER WITH THAT PORTION OF THE LAND ALLOTTED TO ALFRED B. CHAPMAN IN DECREE OF PARTITION OF THE RANCHO SANTIAGO DE SANTA ANA RECORDED IN BOOK B OF JUDGMENTS, OF THE 17TH JUDICIAL DISTRICT COURT OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY AS DESCRIBED IN DEED RECORDED FEBRUARY 6, 1889 IN BOOK 542, PAGE 21 OF DEEDS, RECORDS OF LOS ANGELES COUNTY, CALIFORNIA WITH THE CENTERLINE OF ECKHOFF STREET DESCRIBED IN PARCEL Y68-110 IN THAT CERTAIN FINAL ORDER OF CONDEMNATION, S.C.C. 143799, FILED MARCH 20, 1967, A CERTIFIED COPY OF WHICH WAS RECORDED MARCH 20, 1967 IN BOOK 8203, PAGE 278 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA; THENCE SOUTH 70 DEGREES 38' 25" EAST 811.98 FEET ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE; THENCE SOUTH 19 DEGREES 21' 35" WEST 481.42 FEET; THENCE NORTH 89 DEGREES 32' 47" WEST 590.24 FEET TO A POINT ON THE SAID CENTERLINE OF ECKHOFF STREET, SAID POINT BEING ON A CURVE CONCAVE EASTERLY AND HAVING A RADIUS OF 1000.00 FEET, A RADIAL LINE TO SAID POINT BEARS SOUTH 78 DEGREES 28' 20" WEST; THENCE NORTHERLY ALONG SAID CENTERLINE OF ECKHOFF STREET AND ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11 DEGREES 57' 49" AN ARC DISTANCE OF 208.80 FEET; THENCE NORTH 0 DEGREES 26' 09" EAST 511.26 FEET ALONG SAID CENTERLINE OF ECKHOFF STREET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION LYING WESTERLY OF A LINE PARALLEL WITH AND DISTANT EASTERLY 30.00 FEET FROM THE CENTERLINE OF ECKHOFF STREET, AS SAID CENTERLINE IS DESCRIBED IN PARCEL Y68-110 IN FINAL ORDER OF CONDEMNATION RECORDED MARCH 20, 1967 IN BOOK 8203, PAGE 278 OF OFFICIAL RECORDS.



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                                                                    Exhibit "A"

ALSO EXCEPTING THEREFROM THE SOUTHWESTERLY 10.00 FEET OF THAT PORTION DESCRIBED IN PARCEL NO. Y68-108.1 IN SAID FINAL ORDER OF CONDEMNATION AND IN PARCEL 109.1 OF A DEED RECORDED APRIL 13, 1966 IN BOOK 7898, PAGE 562 OF OFFICIAL RECORDS.

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                                                                     Exhibit "B"

                                  DESCRIPTION

PARCEL A:

PARCEL 1, IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON PARCEL MAP NO. 84 758, AS PER MAP FILED IN BOOK 206, PAGES 4 AND 5 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

AN EASEMENT FOR INGRESS AND EGRESS AND DRAINAGE OVER THE FOLLOWING:

THAT PORTION OF PARCEL 2 OF PARCEL MAP NO. 84-758 IN THE CITY OF ORANGE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 206, PAGES 4 AND 5 OF PARCEL MAPS, RECORDS OF SAID COUNTY, BEING A STRIP OF LAND 12.50 FEET WIDE, THE SOUTHERLY AND WESTERLY LINES OF WHICH ARE PARALLEL WITH AND 12.50 FEET SOUTHERLY AND WESTERLY OF THAT CERTAIN LINE COMMON TO PARCEL 1 AND PARCEL 2 AS SHOWN ON SAID PARCEL MAP, SAID COMMON LINE BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 2, SAID POINT BEING IN THE EASTERLY LINE OF ECKHOFF STREET AS SHOWN ON SAID PARCEL MAP; THENCE, ALONG SAID COMMON LINE, NORTH 73 DEGREES 26' 09" EAST, 20.00 FEET; THENCE, SOUTH 77 DEGREES 54' 01" EAST, 40.14 FEET; THENCE SOUTH 89 DEGREES 32' 47" EAST, 169.50 FEET; THENCE, SOUTH 00 DEGREES 27' 13" WEST, 150.52 FEET IN THE NORTHERLY LINE OF SEQUOIA AVENUE, AS SHOWN ON SAID PARCEL MAP.

THE SIDELINES OF SAID 12.50 FOOT EASEMENT SHALL BE PROLONGED OR SHORTENED TO MEET AT ANGLE POINTS AND TO TERMINATE AT SAID EASTERLY LINE OF ECKHOFF STREET AND SAID NORTHERLY LINE OF SEQUOIA AVENUE.

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                                                                     Exhibit "C"

                                  DESCRIPTION

Parcel 2 of that certain Lot Line adjustment No. LL-95-8 recorded October 10, 1995 as instrument No. 95-444698, and re-recorded November 14, 1995 as instrument No. 95-505666, Official Records, County of Orange, State of California.